Exhibit 99.1

Immunomedics Postpones 2016 Annual Meeting of Stockholders

Morris Plains, NJ, November 28, 2016 — Immunomedics, Inc. (NASDAQ: IMMU) (“Immunomedics” or “the Company”) today announced that, after careful consideration and in light of venBio Select Advisors LLC’s (“venBio”) recently nominated slate of four director candidates to the Company’s five-member Board, the Board of Directors has determined that the postponement of the Company’s 2016 Annual Meeting of Stockholders for a short period is necessary and in the best interest of its stockholders.

The Board believes that before voting at the Company’s 2016 Annual Meeting, it is important that stockholders have the opportunity to consider the Company’s progress toward achieving a number of critical near-term milestones, including:

•                  Completing the enrollment of 100 triple-negative breast cancer (TNBC) patients into the ongoing Phase 2 clinical trial of IMMU-132 by year-end 2016;

•                  Beginning the confirmatory Phase 3 clinical trial of IMMU-132;

•                  Submitting a Biological License Application (BLA) to the FDA for accelerated approval for IMMU-132 for patients with metastatic TNBC in mid-2017;

•                  Presenting three abstracts, including an update on Phase 2 clinical results of IMMU-132 in TNBC patients as well as preclinical results in regards to the Company’s immuno-oncology technology, at the San Antonio Breast Cancer Symposium in December 2016; and

•                  Executing on licensing and other strategic activities with regard to IMMU-132 and other clinical and preclinical pipeline drug development candidates as well as platform technologies with the support of Greenhill & Co. as its financial advisor.

Additionally, the Board believes that engaging in a proxy contest at this time could potentially destroy stockholder value by disrupting the Company’s strategy and ability to achieve these milestones.

During this period, the Board expects to complete its work with a leading search firm to identify additional highly qualified, experienced, independent candidates for appointment to the Board. The Board also remains open to continuing to engage with venBio and to work toward reaching a mutually agreeable resolution that is in the best interest of all stockholders.

The Company will hold its Annual Meeting on February 16, 2017. The Annual Meeting was originally scheduled to be held on December 14, 2016. Immunomedics will notify stockholders of the new record date and will send new proxy materials in due course.

The Company also announced that the Board of Directors has approved an amendment to Section 2.5 of its Second Amended and Restated By-Laws, dated August 23, 2007, providing that certain procedural requirements must be adhered to with respect to stockholder actions by written consent; specifically, the Board may fix the record date for any such determination of stockholders and such determination shall be made in a timely manner following the receipt of such a request from a stockholder.

DLA Piper LLP (US) is serving as legal advisor and Greenhill & Co. is serving as financial advisor to Immunomedics.

About Immunomedics

Immunomedics is a clinical-stage biopharmaceutical company developing monoclonal antibody-based products for the targeted treatment of cancer, autoimmune disorders and other serious diseases. Immunomedics’ advanced proprietary technologies allow the Company to create humanized antibodies that can be used either alone in unlabeled or “naked” form, or conjugated with radioactive isotopes, chemotherapeutics, cytokines or toxins. Using these technologies, Immunomedics has built a pipeline of eight clinical-stage product candidates. Immunomedics’ portfolio of investigational products includes antibody-drug conjugates (ADCs) that are designed to deliver a specific payload of a chemotherapeutic directly to the tumor while reducing overall toxic effects that are usually found with conventional administration of these chemotherapeutic agents. Immunomedics’ most advanced ADCs are sacituzumab govitecan (IMMU-132) and labetuzumab govitecan (IMMU-130), which are in Phase 2 trials for a number of solid tumors and metastatic colorectal cancer, respectively. IMMU-132 has received Breakthrough Therapy Designation from the FDA for the treatment of patients with triple-negative breast cancer who have failed at least two prior therapies for metastatic disease. Immunomedics has a research collaboration with Bayer to study epratuzumab as a thorium-227-labeled antibody. Immunomedics has other ongoing collaborations in oncology with independent cancer study groups. The IntreALL Inter-European study group is conducting a large, randomized Phase 3 trial combining epratuzumab with chemotherapy in children with relapsed acute lymphoblastic leukemia at clinical sites in Australia, Europe, and Israel. Immunomedics also has a number of other product candidates that target solid tumors and hematologic malignancies, as well as other diseases, in various stages of clinical and preclinical development. These include combination therapies involving its antibody-drug conjugates, bispecific antibodies targeting cancers and infectious diseases as T-cell redirecting immunotherapies, as well as bispecific antibodies for next-generation cancer and autoimmune disease therapies, created using its patented DOCK-AND-LOCK® protein conjugation technology. The Company believes that its portfolio of intellectual property, which includes approximately 301 active patents in the United States and more than 400 foreign patents, protects its product candidates and technologies. For additional information on the Company, please visit its website at www.immunomedics.com. The information on its website does not, however, form a part of this press release.

Important Additional Information

Immunomedics, Inc. (the “Company”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting. The Company has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Company stockholders. COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed by the Company with the SEC.  Stockholders will be able to obtain the proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.immunomedics.com, by writing to Immunomedics, Inc. at 300 The American Road, Morris Plains, New Jersey 07950, or by calling the Company’s proxy solicitor, or by calling Dr. Chau Cheng, Senior Director, Investor Relations & Corporate Secretary, (973) 605-8200, extension 123.

Forward-Looking Statements

This release, in addition to historical information, may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding clinical trials (including the funding therefor, anticipated patient enrollment, trial outcomes, timing or associated costs), regulatory applications and related timelines, out-licensing arrangements (including the timing and amount of contingent payments), forecasts of future operating results, potential collaborations, and capital raising activities, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. Factors that could cause such differences include, but are not limited to, the Company’s dependence on business collaborations or availability of required financing from capital markets, or other sources on acceptable terms, if at all, in order to further develop our products and finance our operations, new product development (including clinical trials outcome and regulatory requirements/actions), the risk that we or any of our collaborators may be unable to secure regulatory approval of and market our drug candidates, risks associated with the outcome of pending litigation and competitive risks to marketed products, and the Company’s ability to repay its outstanding indebtedness, if and when required, as well as the risks discussed in the Company’s filings with the

Securities and Exchange Commission. The Company is not under any obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

For More Information:

Dr. Chau Cheng

Senior Director, Investor Relations & Corporate Secretary

(973) 605-8200, extension 123

ccheng@immunomedics.com

Media

Dan Katcher / Ed Trissel / Nick Lamplough

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Investors

Dan Burch/Bob Marese

MacKenzie Partners, Inc.

(212) 929-5500